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                                                                      EXHIBIT 21
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                 SUBSIDIARIES OF BECTON, DICKINSON AND COMPANY
                 ---------------------------------------------

                    Name of Subsidiary                           State of Jurisdiction         Percentage of Voting
                    ------------------                             of Incorporation             Securities Owned
                                                                 ----------------------       ----------------------
                 1751 Hancock Street, Inc.                            California                         100% (1)
                    228 Coshocton, Inc.                                 Nevada                           100%
                       Alchem, Inc.                                  Massachusetts                       100% (1)
             American Agar and Chemical Company                       California                         100% (1)
                    Bauer & Black, Inc.                                Delaware                          100%
                      BBL Realty, Inc.                                 Maryland                          100% (1)
                 B-D (Cambridge, U.K.) Ltd.                         United Kingdom                       100% (1)
               BD Holding S. de R.L. de C.V.                            Mexico                           100% (1)
                        BDX INO LLC                                    Delaware                          100%
         Becton Dickinson AcuteCare Holdings, Inc.                     Delaware                          100%
              Becton Dickinson AcuteCare, Inc.                       Massachusetts                       100% (1)
               Becton Dickinson Asia Limited                           Hong Kong                         100% (1)
           Becton Dickinson Asia Pacific Limited                British Virgin Islands                   100%
               Becton Dickinson Austria GmbH                            Austria                          100% (1)
               Becton Dickinson Benelux N.V.                            Belgium                          100% (1)
                Becton Dickinson Canada Inc.                            Canada                           100% (1)
               Becton Dickinson Caribe, Ltd.                        Cayman Islands                       100% (1)
       Becton Dickinson Cellular Imaging Systems B.V.                 Netherlands                        100% (1)
              Becton Dickinson Colombia Ltda.                          Colombia                          100% (1)
      Becton Dickinson Critical Care Systems PTE LTD.                  Singapore                         100%
              Becton Dickinson Czechia s.r.o.                       Czech Republic                       100% (1)
             Becton Dickinson del Uruguay S.A.                          Uruguay                          100% (1)
             Becton Dickinson Diagnostics Inc.                         Delaware                          100%
         Becton Dickinson Distribution Center N.V.                      Belgium                          100% (1)
         Becton Dickinson Enterprises Incorporated                    New Jersey                         100% (1)
         Becton Dickinson Foreign Sales Corporation                    Barbados                          100% (1)
              Becton Dickinson Guatemala S.A.                          Guatemala                         100% (1)
                Becton Dickinson Hellas S.A.                            Greece                           100% (1)
               Becton Dickinson Holdings GmbH                           Germany                          100% (1)
               Becton Dickinson Holdings N.V.                           Belgium                          100% (1)
               Becton Dickinson Hungary Kft.                            Hungary                          100% (1)
              Becton Dickinson India Pvt. Ltd.                           India                           100% (1)
            Becton Dickinson Infusion Therapy AB                        Sweden                           100% (1)
           Becton Dickinson Infusion Therapy A/S                        Denmark                          100% (1)
           Becton Dickinson Infusion Therapy B.V.                     Netherlands                        100% (1)
           Becton Dickinson Infusion Therapy GmbH                       Germany                          100% (1)
       Becton Dickinson Infusion Therapy Holdings AB                    Sweden                           100% (1)
      Becton Dickinson Infusion Therapy Holdings Inc.                  Delaware                          100%
Becton Dickinson Infusion Therapy Holdings Inc., S.A. de C.V.            Mexico                          100% (1)
        Becton Dickinson Infusion Therapy UK Limited                United Kingdom                       100% (1)
       Becton Dickinson Infusion Therapy Systems Inc.                  Delaware                          100%
   Becton Dickinson Infusion Therapy Holdings UK Limited            United Kingdom                       100% (1)
           Becton Dickinson Insulin Syringe, Ltd.                   Cayman Islands                       100% (1)
           Becton Dickinson Ithalat Ltd. Sirketi                        Turkey                           100% (1)
                Becton Dickinson Korea, Inc.                             Korea                           100%
            Becton Dickinson Korea Holding, Inc.                       Delaware                          100%
              Becton Dickinson Malaysia, Inc.                           Oregon                           100%
            Becton Dickinson (Mauritius) Limited                       Mauritius                         100%
           Becton Dickinson Medical (S) Pte Ltd.                       Singapore                         100% (1)
     Becton Dickinson Medical Devices Co. Ltd., Suzhou                  P.R.C.                            90%
        Becton Dickinson Medical Products Pte. Ltd.                    Singapore                         100%
       Becton Dickinson Medizintechnik GmbH & Co. KG                    Germany                          100% (1)
          Becton Dickinson Monoclonal Center, Inc.                     Delaware                          100%
                   Becton Dickinson Ltd.                              New Zealand                        100% (1)
                   Becton Dickinson O.Y.                                Finland                          100% (1)
          Becton Dickinson Overseas Services Ltd.                       Nevada                           100%
                Becton Dickinson Pen Limited                            Ireland                          100%
               Becton Dickinson Penel Limited                       Cayman Islands                       100% (1)
             Becton Dickinson Philippines, Inc.                       Philippines                        100% (1)
          Becton Dickinson Polska Ltd. Sp. Z.o.o.                       Poland                           100% (1)

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
             Becton Dickinson Pty. Ltd.                  Australia                          100% (1)
            Becton Dickinson (Pty) Ltd.                 South Africa                        100% (1)
             Becton Dickinson Sdn. Bhd.                   Malaysia                          100% (1)
        Becton Dickinson Service (Pvt.) Ltd.              Pakistan                           51%
        Becton Dickinson (Thailand) Limited               Thailand                          100% (1)
          Becton Dickinson Venezuela, C.A.                Venezuela                         100% (1)
            Becton Dickinson Venture LLC                  Delaware                          100%
         Becton Dickinson Verwaltungs GmbH                 Germany                          100% (1)
          Becton Dickinson Worldwide, Inc.                Delaware                          100%
               Becton Dickinson, S.A.                       Spain                           100% (1)
        Becton, Dickinson (Royston) Limited            United Kingdom                       100% (1)
               Becton, Dickinson A.G.                    Switzerland                        100% (1)
            Becton, Dickinson Aktiebolag                   Sweden                           100% (1)
        Becton, Dickinson and Company, Ltd.                Ireland                          100%
               Becton, Dickinson B.V.                    Netherlands                        100%
     Becton, Dickinson de Mexico, S.A. de C.V.             Mexico                           100% (1)
           Becton Dickinson France, S.A.                   France                           100%
               Becton, Dickinson GmbH                      Germany                          100% (1)
   Becton, Dickinson Industrias Cirurgicas, S.A.           Brazil                           100% (1)
          Becton, Dickinson Italia S.p.A.                   Italy                           100% (1)
      Becton Dickinson U.K. Holdings Limited           United Kingdom                       100% (1)
           Becton, Dickinson U.K. Limited              United Kingdom                       100% (1)
 Becton, Dickinson Warenvertriebsgesellschaft gmbH         Austria                          100% (1)
                    Bedins Ltd.                            Bermuda                          100% (1)
                  Belvedere, Inc.                       New Hampshire                       100% (1)
                     Benex Ltd.                            Ireland                          100%
                 Beta - Lab Limited                    United Kingdom                       100% (1)
               Boin Medica Co., Ltd.                        Korea                           100% (1)
           Cascade Medical Leasing, Inc.                   Oregon                           100% (1)
            Cell Analysis Systems, Inc.                   Illinois                          100%
      Collaborative Biomedical Products, Inc.             Delaware                          100%
                 D.H. Farms Company                       Michigan                          100% (1)
                   D.L.D. Company                         Delaware                          100% (1)
                    D.L.D., Ltd.                           Bermuda                          100% (1)
                    Dantor S.A.                            Uruguay                          100% (1)
              Difco Laboratories GmbH                      Germany                          100% (1)
          Difco Laboratories Incorporated                 Michigan                          100%
          Difco Laboratories Incorporated                 Wisconsin                         100% (1)
             Difco Laboratories Limited                United Kingdom                       100% (1)
          Difco Microbiology Systems, Inc.                Michigan                          100% (1)
              Digestive Ferments, Inc.                    Michigan                          100% (1)
                  EPV S.A. de C.V.                         Mexico                           100% (1)
         Franklin Lakes Enterprises, L.L.C.              New Jersey                         100%
               Healthcare Holdings AB                      Sweden                           100% (1)
                  IBD Holdings LLC                        Delaware                           50%
                 JLI Leasing, Inc.                        Maryland                          100% (1)
           Johnston Ferguson Vestel, Inc.                 Maryland                          100%(1)
            Johnston Laboratories, Inc.                   Maryland                          100%
               Lee Laboratories Inc.                       Georgia                          100% (1)
               MDI Instruments, Inc.                      Delaware                          100%
               Med-Safe Systems, Inc.                    California                         100%
                  Micropette, Inc.                        Delaware                          100%
       Nippon Becton Dickinson Company, Ltd.                Japan                           100% (1)
              Pasco Laboratories Inc.                     Colorado                          100% (1)
               PharMingen Canada Inc.                      Canada                           100% (1)
                   PharMingen SPC                        California                         100% (1)
                  PharMingen, Inc.                       California                         100%
                Phase Medical, Inc.                      California                         100% (1)
         Promedicor de Mexico, S.A. de C.V.                Mexico                           100% (1)
        Southeastern Animal Resources, Inc.                Georgia                          100% (1)
           Tru-Fit Marketing Corporation                Massachusetts                       100% (1)
                  Visitec Limited                      United Kingdom                       100% (1)

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(1) owned by a wholly-owned subsidiary of Becton, Dickinson and Company